CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, James Murchie, President of EIP Investment Trust (the "Registrant"), certify that, to my knowledge:

         1. The Form N-CSR of the Registrant for the fiscal period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 15, 2007                             /S/ JAMES MURCHIE
     ----------------------                 ------------------------------------
                                            James Murchie, President
                                            (principal executive officer)


I, Linda Longville, Treasurer, Principal Financial Officer and Accounting Officer of EIP Investment Trust (the "Registrant"), certify that, to my knowledge:

         1. The Form N-CSR of the Registrant for the fiscal period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 14, 2007                             /S/ LINDA LONGVILLE
     ----------------------             ----------------------------------------
                                        Linda Longville, Treasurer, Principal
                                        Financial Officer and Accounting Officer
                                        (principal financial officer)